UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – April 2, 2008

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” “our company,” “the Company,” and “MTM” refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 5.02	RESIGNATION OF DIRECTOR; ELECTION OF DIRECTOR

On April 2, 2008 Richard R. Heitzmann tendered his resignation from our Board of Directors effective as of April 2, 2008. Mr. Heitzmann had been nominated to our Board by Pequot Fund (referred to below).

Pursuant to Section 3.1(d) of the Amended and Restated Shareholders' Agreement dated December 21, 2004 among (i) MTM, (ii) the shareholders of MTM listed on signature pages thereto under the heading "Principal Shareholders," (iii) Pequot Private Equity Fund III, L.P. (the “Pequot Fund”) and Pequot Offshore Private Equity Partners III, L.P. (collectively with the Pequot Fund, the “Pequot Shareholders”), and (iv) Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC, the Pequot Fund appointed Sterling Phillips as a Director of MTM. Such appointment was effective on April 2, 2008.

Sterling Phillips is a Venture Partner with Pequot Ventures, the venture capital arm of Pequot Capital Management, Inc. Pequot Capital Management, Inc. is the Investment Manager for Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P.

Mr. Phillips joined Pequot Ventures in 2007. Prior to joining Pequot Ventures, Mr. Phillips served for six years as Chairman and Chief Executive Officer of Analex Corporation, a publicly traded federal professional services firm that was acquired in March 2007 by QinetiQ North America.  Mr. Phillips began his career with IBM Corporation where he progressed through a variety of technical, marketing and general management assignments. During his last nine years with IBM, he was an executive in the Federal Systems Division (now a part of Lockheed Martin) in business development and general management roles. Following his retirement from IBM, Mr. Phillips joined Computer Sciences Corporation where he served as President of the federal business development division.

Mr. Phillips will serve as chair of the compensation committee and a member of the nominating and corporate governance committee.

The Pequot Shareholders have entered into numerous transactions with us during our last fiscal year. All such transactions have been reported on our Forms 8-K filed with the Securities Exchange Commission.

The description of the Amended and Restated Shareholders' Agreement is qualified in its entirety by reference to the Amended and Restated Shareholders'

Agreement previously filed as Exhibit 10 to our Form 8-K filed with the Securities Exchange Commission on December 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
Date: April 7, 2008	By:	/s/ J.W. Brauman III
J.W. Braukman III Senior Vice President and Chief Financial Officer